Exhibit 10.28

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 dated as of February 7, 2014 (this “Amendment”) to the Loan Agreement dated as of June 25, 2013 (the “Existing Loan Agreement”) is entered into between Life Sciences Alternative Funding LLC, a Delaware limited liability company, as lender (“Lender”), Mevion Medical Systems, Inc., a Delaware corporation, as borrower (“Borrower”), and Mevion Medical Systems UK, LLC, a Delaware limited liability company, as guarantor (“Guarantor”), pursuant to and in accordance with Section 13.05 of the Existing Loan Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in the Existing Loan Agreement.

The Parties hereby agree as follows:

ARTICLE I

AMENDMENT

Section 1.01. Addition of Definitions. Section 1.01 of the Existing Loan Agreement is hereby amended to add the following defined terms:

“ “Allocated Contract Cost” means (a) $[***], with respect to any U.S. Included Product Agreement, and (b) $[***], with respect to any Non-U.S. Included Product Agreement.

“Non-U.S. Included Product Agreement” means any Included Product Agreement pursuant to which Borrower agrees to sell and deliver Included Product(s) to a Person not located in the United States.

“Gross Contract Value” means, with respect to any Included Product Agreement, the total gross amount received or receivable by Borrower during the term of such Included Product Agreement pursuant such Included Product Agreement, including milestone payments (defined under the applicable Included Product Agreement as “Price” or otherwise), amounts received or receivable from royalties, minimum royalty payments, profit payments or distributions, and license fees.

“Included Product Agreement” means any Included License Agreement and any other Contract pursuant to which Borrower and/or any of its Subsidiaries agrees to sell, directly or indirectly, Included Product(s) to Third Parties that are end-users, out-licensors, distributors or other Third Parties.

“Margin” means, with respect to each Included Product Agreement, the Gross Contract Value less the Allocated Contract Cost.

“Margin Requirement” means, at any time of determination on or after the Tranche B Funding Date, the aggregate Margin for all Terminated Included Product Agreements at such time is equal to or less than the Margin Threshold in effect at such time.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Margin Threshold” means, as of any time of determination on or after the Tranche B Funding Date, [***].

“New Included Product Agreement” means any Included Product Agreement entered into by Borrower on or after the Tranche B Funding Date.

“Terminated Included Product Agreement” means any Included Product Agreement that is terminated in its entirety by any party thereto at any time on or after the Tranche B Funding Date.

“Termination Payments” means, with respect to any Included Product Agreement, (a) all payments paid or payable to a party to such Included Product Agreement (other than Borrower or any of its Subsidiaries) in respect of the termination, amendment or replacement of such Included Product Agreement, including any refunds, settlement payments, judgment payments and securities, and any collections, recoveries, payments, supplements or other compensation, any other remuneration of any kind paid, and any other amounts (including damages, awards, interest and penalties) of any kind or nature paid or payable by Borrower or any of its Subsidiaries (other than to Borrower or any of its Subsidiaries) in substitution or compensation for, or otherwise in respect of, such termination, plus all reasonable and documented out-of-pocket costs and expenses (including documented attorneys’ fees) actually incurred by Borrower or any of its Subsidiaries in connection with such termination at any time on or after the Tranche B Funding Date, and (b) the amount of any other reduction in Gross Contract Value in respect of such Included Product Agreement, including (without duplication) pursuant to a termination in part by any party thereto at any time on or after the Tranche B Funding Date.

“U.S. Included Product Agreement” means any Included Product Agreement pursuant to which Borrower agrees to sell and deliver Included Product(s) solely to Persons located in the United States.”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 1.02. Material Adverse Effect. The definition of “Material Adverse Effect” set forth in Section 1.01 of the Existing Loan Agreement is hereby amended [***]

Section 1.03. Notice of Margin Requirement Compliance. Section 9.03(c) of the Existing Loan Agreement is hereby amended to add the following as a new subsection (iv):

“(iv) The Margin Requirement shall have been satisfied as of the date of the certificate and at all times during the period covered by the financial statements delivered to Lender (and, for the avoidance of doubt, only at such times that are on and after the Tranche B Funding Date).”

Section 1.04. Compliance with Laws and Contracts. Section 9.07(a) of the Existing Loan Agreement is hereby amended to add the following at the end thereof:

“; provided that this Section 9.07(a) shall not prohibit Borrower from terminating any Included Product Agreement so long as before and after giving effect thereto, the Margin Requirement shall be satisfied”

Section 1.05. Additional Covenants of Borrower. Section 9.11 of the Existing Loan Agreement is hereby amended to add the following at the end thereof:

“; provided that this Section 9.11 shall not prohibit Borrower from terminating any Included Product Agreement so long as before and after giving effect thereto, the Margin Requirement shall be satisfied”

Section 1.06. Activities of Borrower. Section 10.01 of the Existing Loan Agreement is hereby amended to add the following at the end thereof:

“; provided that this Section 10.01 shall not prohibit Borrower from terminating any Included Product Agreement so long as before and after giving effect thereto, the Margin Requirement shall be satisfied”

Section 1.07. Transactions with Affiliates. Section 10.06 of the Existing Loan Agreement is hereby deleted and amended and restated in its entirety as follows:

“Section 10.06. Limitation on Transactions with Affiliates.

Borrower shall not, and shall cause its Subsidiaries not to, directly or indirectly, enter into any transaction or series of related transactions or participate in any arrangement (including any Transfer or purchase or the rendering of any service) with, or for the benefit of, any Affiliate that is not a Borrower Party (and, in the case of a Borrower Party that is a Subsidiary, that is not a Subsidiary Guarantor who has complied with the terms hereof, including the execution and delivery of the applicable Security Documents), other than (a) the Loan Documents, (b) Permitted Intercompany Transfers, (c)(i) in the ordinary course of business of Borrower and (ii) upon fair and reasonable terms no less favorable to Borrower than it would obtain in a

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

comparable arm’s-length transaction with a non-Affiliate, and (d) sales of equity securities by Borrower to existing investors of Borrower in bona fide financing transactions which do not result in the occurrence of a Change of Control and are otherwise permitted under this Agreement.”

Section 1.08. Other Indebtedness and Agreements; Preferred Stock. Section 10.12(b) of the Existing Loan Agreement is hereby amended to add the following at the end thereof:

“; provided further that this Section 10.12(b) shall not prohibit Borrower from terminating any Included Product Agreement so long as before and after giving effect thereto, the Margin Requirement shall be satisfied”

Section 1.09. Event of Default. Section 11.01 of the Existing Loan Agreement is hereby amended to add the following as a new subsection (s):

“(s) Borrower fails at any time after the Tranche B Funding Date to satisfy the Margin Requirement.”

ARTICLE II

ADDITIONAL REPRESENTATION AND WARRANTY

Borrower, with respect to itself and each of its Subsidiaries, as applicable, hereby represents and warrants to Lender that, except as set forth on Schedule A attached hereto, neither Borrower nor any of its Subsidiaries has received any written notice or, to the Knowledge of Borrower, oral communication, (i) of the intention or threat of any party to any Included Product Agreement (other than Borrower or any of its Subsidiaries) to terminate such Included Product Agreement in whole or in part or (ii) requesting any amendment, alteration or modification of such Included Product Agreement or any license, sublicense or assignment thereunder that (A) has not either been withdrawn in writing or reflected in such Included Product Agreement, or (B) if implemented would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE III

MISCELLANEOUS

Section 3.01. Effect of Amendment. Except as specifically amended by this Amendment, the Existing Loan Agreement shall remain in full force and effect. All references in the Existing Loan Agreement to “this Agreement” or “herein” shall mean the Existing Loan Agreement as amended by this Amendment.

Section 3.02. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York (without giving effect to any conflict of laws principles that would require application of the Laws of another jurisdiction).

Section 3.03. Counterparts; Facsimile Signatures. This Amendment may be executed and delivered by facsimile signature (including PDF) and in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The undersigned executed this Amendment as of the date first set forth above.

Life Sciences Alternative Funding LLC,
as Lender

By:	/s/ Stephen J. DeNelsky
Name:	Stephen J. DeNelsky
Title:	President

Mevion Medical Systems, Inc.,
as Borrower

By:	/s/ Joseph Jachinowski
Name:	Joseph Jachinowski
Title:	President and CEO

Mevion Medical Systems UK, LLC,
as Guarantor

By:	/s/ Joseph Jachinowski
Name:	Joseph Jachinowski
Title:	President and CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule A

Material Contract Notices

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